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                                                                 EXHIBIT 10.2(b)

                                     DERMODY
                                   PROPERTIES

                            STANDARD INDUSTRIAL LEASE     FOR LANDLORD USE ONLY:
                                 (NET-NET-NET)                  BUILDING #: 640B
                                                                        L/A: EGZ

Lease Preparation Date: March 23, 2000

Landlord: Dermody Industrial Group, a Nevada joint venture, located at 1200 Financial Boulevard. P. O. Box 7098, Reno, Nevada 89510

Tenant: UPS, a Nevada corporation

Trade Name (dba): UDS

1.       LEASE TERMS

         1.01 Premises: The Premises referred to in this Lease contain approximately 52,500 square feet as shown on Exhibit "A" attached. The address of the Leased Premises is: 4910 Longley Lane, Suite 102, Reno, Nevada.

         1.02 Project: The Project in which the Premises are located consist of approximately 333,000 square feet as shown in Exhibit A.

         1.03 Tenant's Notice Address: Tenant's Notice Address is the address of the Leased Premises as defined in Section 1.01 unless otherwise specified here:

         1.04      Landlord's Notice Address: P. O. Box 7098, Reno, Nevada 89510

         1.05 Tenant's Permitted Use: Warehousing, assembling, and distribution of consumer products and related activities in full compliance with the terms of this Lease.

         1.06 Lease Term: The Lease Term is for 7 years and commences on October 1, 2000 (the "Lease Commencement Date") and expires September 30, 2007. Tenant shall also be entitled to the options to extend the Lease Term for two
(2) additional five (5) year periods (the "Extension Terms" as defined in Section 41.01 below), subject to and in compliance with the terms and conditions specified in Article 41. below. For purposes of this Lease, the terms, "Lease Term," "term of the Lease," and "term," shall mean and include the initial period of the Lease specified above, together with the Extension Term(s) to the extent the Extension Option(s) are exercised by Tenant pursuant to Article 41, below, and the term, "Initial Lease Term," shall mean the initial period of the Lease as specified above.

         1.07 Base Monthly Rent shall be paid in lawful money of the United States of America on the following schedule:

                  2000 Months 1-3:   Free of Base Monthly Rent (Additional Rent
                                     is still required)
                       Months 4-30:  27(cents) a square foot per month
                                     n/n/n $14,175.00
                       Months 31-60: 28(cents) a square foot per month
                                     n/n/n $14,700.00
                       Months 61-84: 30 (cents) a square foot per month
                                     n/n/n $15,750.00

                       Adjustments to the Base Monthly Rent shall be made
                       NONE.

         1.08 Security Deposit: SEVENTEEN THOUSAND, SIXTY-THREE AND 00/100 DOLLARS ($17,063.00) in lawful money of the United States of America.

         1.09 Proportionate Share: Tenant's Proportionate Share is 15.77% based upon the total square footage of the Project and the square footage of the Premises.

         1.10 Index: The Index for calculating cost of living adjustments in the Base Monthly Rent during the Extension Term(s) shall be the Consumer Price Index for All Urban Consumers, U. S. City Average (1982/84=100).

         1.11 Tenant is entitled to COMMON vehicle parking spaces subject to the provisions of Section 8 of the Lease.

         1.12 Tenant Improvements: Tenant Improvements to be performed in the Premises, if any, will be performed in accordance with the terms and provisions entitled "Landlord's Work" contained in Exhibit "B" attached if applicable. Thereafter during the Lease Term, Landlord will be under no obligation to alter, change, decorate or improve Premises.

         1.13 Guarantee: Tenant's obligations under this Lease shall be unconditionally guaranteed by Patrick West and Laura West, husband and wife, pursuant to the Guarantee (Lease) in the form of Exhibit H attached hereto and made a part hereof.

2.       DEMISE AND POSSESSION

         2.01 Landlord leases to Tenant and Tenant leases from Landlord the Premises described in 1.01. By entering the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition subject only to any additional work Landlord has agreed to do and Landlord's express warranties as stated on Exhibit B.


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Landlord expressly reserves its right to lease any other space available in the
Project to whom ever it wishes, further Tenant hereby acknowledges that it did not rely on any other tenant remaining a tenant in the Project as a consideration for entering into this Lease.

         2.02 If for any reason Landlord cannot deliver possession of the Premises on the date the Lease commences, Landlord shall not be subject to any liability nor shall the validity of this Lease be affected. If Tenant has not caused such delay there shall be a proportionate reduction of the Base Monthly Rent covering the period between the commencement of the Lease Term and the date when Landlord can deliver possession. However. Tenant, unless it is the cause of the delay, has the right to cancel this Lease by written notification if possession of the Premises is not delivered within one hundred eighty (180) days of the date the Lease Term commences. Landlord may terminate this Lease by giving written notice to Tenant if possession of the Premises is not delivered within one hundred eighty (180) days of the date the lease is to commence.

         2.03 For the period commencing on the date of mutual execution of this Lease by Landlord and Tenant (the "Early Occupancy Date") and ending on the Lease Commencement Date (the "Early Occupancy Period"), Tenant shall be entitled to occupy the Premises for the limited purposes and subject to the terms and conditions of this Section 2.03. Provided that Tenant's early occupancy rights granted under this Section 2.03 comply with all applicable city code and other governmental and administrative laws, rules, regulations, and requirements, Tenant shall have the right, at Tenant's risk and at Tenant's sole cost and expense, to enter onto the Premises at any time during the Early Occupancy Period, in order to take measurements and prepare specifications for the installation of Tenant's trade fixtures and equipment in the Premises. Landlord shall have no liability or responsibility for loss of or damage or injury to any of Tenant's employees, contractors, representatives, agents, or invitees, or to any of Tenant's property on the Premises during the Early Occupancy Period, except for damages caused by the intentional misconduct of Landlord. Tenant's entry onto and use of the Premises during the Early Occupancy Period pursuant to this Section 2.03 shall be subject to all of the terms and conditions of this Lease, including, without limitation, Tenant's obligation to pay Additional Rent and indemnity obligations hereunder, and excluding only the requirement to pay Base Monthly Rent, except in the event Tenant commences business operations from the Premises, in which case Tenant shall thereafter be responsible for the payment of Base Monthly Rent thereafter for the remainder of the Early Occupancy Period. Notwithstanding the foregoing, Landlord shall have no liability or responsibility with respect to dust resulting from Landlord or Landlord's contractor's construction or other activities which dust affects or damages Tenant's equipment and property on or in the Premises. Tenant agrees to exercise Tenant's rights hereunder during the Early Occupancy Period so as to not interfere in any way with Landlord and Landlord's Contractor's construction of the Premises and Landlord's Work.

3.       BASE MONTHLY RENT

         3.01 Base Monthly Rent: On the first day of every calendar month of the Lease Term commencing January 1, 2001, Tenant will pay, without deduction or offset, prior notice or demand. Base Monthly Rent at the place designated by Landlord. However, the first month's Base Monthly Rent (Section 1.07), Additional Rent (Section 5.05), and Security Deposit (Section 1.08) is due and payable upon execution of this Lease. In the event, that the Term of this Lease commences or ends on a day other than the first day of a calendar month, a prorated amount of Base Monthly Rent and Additional Rent shall be due upon execution and shall be calculated using a thirty (30) day month. In the event this Lease is to commence upon a date not ascertained on execution, both parties agree to complete and execute a Commencement Date Certificate in the form of Exhibit "E" within ten (10) days of the Commencement Date, if applicable.

         3.02     [Intentionally Omitted]

         A.       [Intentionally Omitted]

         B.       [Intentionally Omitted]

         C.       [Intentionally Omitted]

         3.03 Any installment of rent or any other charge payable which is not paid within ten (10) days after it becomes due will be considered past due and Tenant will pay to Landlord as Additional Rent a late charge equal to the product of the variable Prime Rate "Prime", plus six percent (6%) per annum as charged by Bank of America, Nevada; times the amount of such installment amount due, or eighteen percent (18%) per annum of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid. A twenty-five dollar ($25.00) handling charge will be paid by Tenant to Landlord for each returned check and, thereafter, Tenant will pay all future payments of rent or other charges due by money order or cashier's check. In the event a late charge is assessed for three
(3) consecutive rental periods, whether or not it is collected, the rent shall without further notice become due and payable quarterly in advance notwithstanding any provision of this Lease to the contrary. If Tenant shall be served with a demand for the payment of past due rent, any payments tendered thereafter to cure any default by Tenant shall be made only by cashier's check.

         3.04 The amount of the Base Monthly Rent includes projected construction of Tenant's improvements as indicated on Exhibit "B" attached. In the event that Tenant requests Landlord to construct additional improvements and/or final construction costs exceed original estimates, such costs or expenses upon itemized notice by Landlord shall be paid by Tenant to Landlord, or Landlord may increase the Base Monthly Rent according to the terms and conditions outlined on Exhibit "B", or elsewhere in this Lease.

4.       COMMON AREAS

         4.01 Definitions: "Common Areas": "Common Area" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive


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use of Landlord, Tenant and other lessees of the Project and their respective employees, agents, customers and invitees. Common Areas include, but are not limited to: all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, corridors, landscaped areas and any restrooms used in common by lessees.

         4.02 Tenant, its employees, agents, customers and invitees have the non-exclusive right (in common with other Tenants, Landlord, and any other person granted use by Landlord) to use of the Common Areas. Tenant agrees to abide by and conform to, and to cause its employees, agents, customers and invitees to abide by and conform to all rules and regulations established by Landlord subject to provisions of paragraph 24.

         4.03 Landlord has the right, in its sole discretion, from time to time, to: 1) make changes to the Common Areas, including without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors parking areas and walkways; 2) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; 3) add additional buildings and improvements to the Common Areas; 4) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof; do and perform any other acts or make any other changes in, to or with respect to the Common Areas and Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

5.       ADDITIONAL RENT

         5.01 All charges payable by Tenant other than Base Monthly Rent are called "Additional Rent". Unless this lease provides otherwise, Additional Rent is to be paid with the next monthly installment of Base Monthly Rent and is subject to the provisions of 3.03. The term "rent" whenever used in this Lease means Base Monthly Rent and Additional Rent.

         5.02     Operating Costs

         A. "Operating Costs" are all costs and expenses of ownership, operation, maintenance, management, repair and insurance incurred by Landlord for the Project including, but not limited to the following: all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Common Areas; all utilities, including but not limited to: water, electricity, gas, heating, lighting, sewer, waste disposal related to the maintenance or operation of the Common Areas; all air-conditioning and ventilating costs related to the maintenance or operation of the Project; all Landlord's costs in managing, maintaining, repairing, operating and insuring the Project, including, for example, clerical, supervisory, and janitorial staff; all maintenance, management and service agreements, including but not limited to, janitorial, security, trash removal related to the maintenance or operation of the Project; all legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project; all insurance premiums and costs of fire, casualty, and liability coverage, rent abatement and earthquake insurance and any other type of insurance related to the Entire Project, including any deductible for a loss attributable to the Premises; all operation, maintenance and repair costs to the Common Areas, including but not limited to, sidewalks, walkways, parkways, parking areas, loading and unloading areas, trash areas, roadways, driveways, corridors, and landscaped area, including for example, costs of resurfacing and restriping parking areas; all maintenance and repair costs of building exteriors (including painting, asphalt repair and replacement and roof maintenance, repair and replacement), restrooms used in common by Tenants and signs and directories of the Project; amortization (along with reasonable financing charges) of capital improvements made to the Common Areas which may be required by any government authority or which will improve the operating efficiency of the Project; a reasonable reserve for repairs and replacement; a five percent (5%) fee for Landlord's supervision of the Common Areas (five percent (5%) of the total above mentioned costs and expenses incurred in a calendar year). Operating Costs will not include depreciation of the Project, or (2) any Operating Cost that is reimbursable by another tenant of the Project.

         B. Tenant shall pay to Landlord Tenant's Proportionate Share of the Operating Costs as indicated in 1.09. If there is a change in the square footage of either the Project or the Premises during the term of this Lease the Proportionate Share of the Tenant shall be adjusted accordingly. Such payment shall be paid by Tenant with and in addition to the monthly payment of Base Monthly Rent. Tenant shall, if Landlord so elects, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Operating Costs. In the event of such election by Landlord, Landlord shall periodically determine Tenant's share of the actual Operating Costs, and in the event that the amount which Tenant has paid to Landlord on account of the estimated Operating Costs is less than his share of such actual Operating Costs, Tenant shall pay such difference to Landlord on the next rent payment date. In the event that Tenant has paid to Landlord more than his share of such actual Operating Costs, the amount of such difference shall be credited against Tenant's payments of Operating Costs next due or if such a period is at the end of the Lease term the amount of any overpayment shall be promptly refunded to Tenant.

         C. Failure by Landlord to provide Tenant with a statement by April 1st of each year shall not constitute a waiver by Landlord of its right to collect Tenant's share of Operating Costs or estimates for a particular calendar year Landlord's right to charge Tenant for such expenses in subsequent years is not waived.

         5.03     Taxes

         A. "Real Project Taxes" are: (I) any fee, license fee, license tax, business license fee, commercial rental tax levy, charge, assessment, penalty or tax imposed by any taxing authority against the Project; (ii) any tax or fee on Landlord's right to receive, or the receipt of, rent or income from the Project or against Landlord's business of leasing the Project, (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Project by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Project due to a change in ownership or transfer of all of part or Landlord's interest in the Project; (v) any charge or fee replacing, substituting for, or in addition to any tax previously included within the definition of real


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property tax; and (vi) the Landlord's cost of any tax protest relating to any of the above. Real Project Taxes do not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

         B. Tenant shall pay to Landlord Tenant's Proportionate Share of the Real Project Taxes as indicated in 1.09. Such payment shall be paid by Tenant annually upon being invoiced for such taxes in addition to the monthly payment of Base Monthly Rent. Tenant shall, if Landlord so elects, pay to Landlord on a monthly basis, in advance, the amount which Landlord reasonably estimates to be Tenant's Proportionate Share of the Real Project Taxes. In the event of such election by Landlord, Landlord shall periodically determine Tenant's share of the actual Real Project Taxes, and in the event that the amount which Tenant has paid to Landlord on account of the Real Project Taxes is less than his share of such actual Real Project Taxes, Tenant shall pay such difference to Landlord on the next rent payment date. In the event that Tenant has paid to Landlord more than his share of such actual Real Project Taxes, the amount of such difference shall be credited against Tenant's payment of Real Project Taxes next due. If the Lease term is expired then Landlord shall promptly refund any overpayment to Tenant.

         C. Personal Property Taxes: Tenant will pay all taxes charged against trade fixtures, furnishing, equipment or any other personal property belonging to Tenant. Tenant will have personal property taxes billed separately from the Project. If any of Tenant's personal property is taxed with the Project, Tenant will pay Landlord the taxes for the personal property upon demand by Landlord.

         5.04 Based on Tenant's Proportionate Share defined in 1.09, Tenant agrees to pay as Additional Rent to Landlord its share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statutes or regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

         5.05 Landlord by completing this paragraph may elect to have Tenant pay a monthly estimate of the Additional Rent due from Tenant of 5.5 cents per square foot, i.e. TWO THOUSAND, EIGHT HUNDRED EIGHTY-SEVEN AND 50/100 ($2,887.50). Landlord shall make adjustments to this estimate based upon actual costs and projected future costs. Landlord shall periodically determine the balance between actual Additional Rent and Additional Rent paid by Tenant and make adjustments in accordance with 5.02 and 5.03 above.

6.       SECURITY DEPOSIT

         6.01 If Tenant defaults with respect to any provision of this Lease, Landlord may retain, use or apply all or any part of the Security Deposit to compensate Landlord for any loss or damage suffered by Tenant's default including but not limited to, the payment of Base Monthly Rent, Additional Rent or other rental sums due, and for payment of amounts Landlord is obligated to spend by reason of Tenant's default. If any portion is so retained, used or applied, Tenant, upon demand, will deposit with Landlord an amount sufficient to restore the deposit to its original amount, as adjusted per 3.02, except as otherwise provided by law. Landlord will not be required to keep the Security Deposit separate from its general funds, and Tenant will not be entitled to interest on it. If Tenant fully and faithfully performs every provision of this Lease, the Security Deposit or a balance thereof will be returned to Tenant within 30 days after the expiration of this Lease or any renewals of this Lease. In no event will Tenant have the right to apply any part of the Security Deposit to any rents payable under this Lease.

7.       USE OF PREMISES: QUIET CONDUCT

         7.01 The Premises may be used and occupied only for Tenant's Permitted Use as shown in 1.05 and for no other purpose, without obtaining Landlord's prior written consent. Tenant will comply with all laws, ordinances, orders and regulations affecting the Premises. Tenant will not perform any act or carry on any practices that may injure the Project or the Premises or be a nuisance or menace, or disturb the quiet enjoyment of other lessees in the Project including but not limited to equipment which causes vibration, use or storage of chemicals, or heat or noise which is not properly insulated. Tenant will not cause, maintain or permit any outside storage on or about the Premises. In addition, Tenant will not allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project or the surrounding property. The keeping of a dog or other animal on or about the Premises is expressly prohibited.

         7.02     As used in this section, the term "Hazardous Waste" means:

         A. Those substances defined as "hazardous substances", "hazardous materials", "toxic substances", "regulated substances", or "solid waste" in the Toxic Substance Control Act, 15 U.S.C. ss. 2601 et. seq., as now existing or hereafter amended ("TSCA"), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss. 9601 et. seq., as now existing or hereafter amended ("CERCLA"), the Resource, Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq., as now existing or hereafter amended ("RCRA"), the Federal Hazardous Substances Act, 15 U.S.C. ss. 1261 et seq., as now existing or hereafter amended ("FHSA"), the Occupational Safety and Health Act of 1970, 29 U.S.C. ss. 651 et. seq., as now existing or hereafter amended ("OSHA"), the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et. seq., as now existing or hereafter amended ("HMTA"), and the rules and regulations now in effect or promulgated hereafter pursuant to each law referenced above;

         B. Those substances defined as "hazardous waste", "hazardous material", or "regulated substances" in Nev. Rev. Stat. ch 459, 1989 Nev. Stat. ch 598 and 1989 Nev. Stat. ch 363, or in the regulations now existing or hereafter promulgated pursuant thereto or in the Uniform Fire Code, 1988 edition;

         C. Those substances listed in the United States Department of Transportation table (49 CFR ss. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances 140 CFR Part 302 and amendments thereto); and


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         D.       Such other substances, mixtures, materials and waste which are regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations (all laws, rules and regulations referenced in paragraphs (a), (b), (c) and (d) are collectively referred to as "Environmental Laws").

         7.03 Tenant's Covenants. Tenant does not intend to and Tenant will not, nor will Tenant allow any other person (including partnerships, corporations and joint ventures), during the term of this Lease to manufacture, process, store, distribute, use, discharge or dispose of any Hazardous Waste in, under or on the Project, the Common Areas, or any property adjacent thereto.

         A. Tenant shall notify Landlord promptly in the event of any spill or release of Hazardous Waste into, on, or onto the Project regardless of the source of spill or release, whenever Tenant knows or suspects that such a release occurred.

         B. Tenant will not be involved in operations at or near the Project which could lead to the imposition on the Tenant or the Landlord of liability or the creation of a lien on the Project, under the Environmental Laws.

         C. Tenant shall, upon twenty-four (24) hour prior notice by Landlord, permit Landlord or Landlord's agent access to the Project to conduct an environmental site assessment with respect to the Project. Except in the case of emergency, Landlord shall conduct such activities during normal business hours.

         7.04. Indemnity. Tenant for itself and its successors and assigns undertakes to protect, indemnify, save and defend Landlord, its agents, employees, directors, officers, shareholders, affiliates, consultants, independent contractors, successors and assigns (collectively the "Indemnitees") harmless from any and all liability, loss, damage and expense, including reasonable attorneys' fees, claims, suits and judgments that Landlord or any other Indemnitee, whether as Landlord or otherwise, may suffer as a result of, or with respect to:

         A. The violation by Tenant or Tenant's agents, employees, invitees, licensees or contractors of any Environmental Law, including the assertion of any lien thereunder and any suit brought or judgment rendered regardless of whether the action was commenced by a citizen (as authorized under the Environmental Laws) or by a government agency;

         B. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any spill or release of or the presence of any Hazardous Waste affecting the Project whether or not the same originates or emanates from the Project or any contiguous real estate, including any loss of value of the Project as a result thereof;

         C. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, any other matter affecting the Project within the jurisdiction of the United States Environmental Protection Agency, the Nevada State Environmental Commission, the Nevada Department of Conservation and Natural Resources, or the Nevada Department of Commerce, including costs of investigations, remedial action, or other response costs whether such costs are incurred by the United States Government, the State of Nevada, or any Indemnitee;

         D. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for clean-up costs, fines, damages or penalties incurred pursuant to the provisions of any applicable Environmental Law; and

         E. To the extent caused, directly or indirectly by Tenant or Tenant's agents, employees, invitees, licensees or contractors, liability for personal injury or property damage arising under any statutory or common-law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance, or for the carrying of an abnormally dangerous activity, and response costs.

         7.05 Remedial Acts. In the event of any spill or release of or the presence of any Hazardous Waste affecting the Project, caused by Tenant, its employees, agents, invitees, licensees, or contractors, whether or not the same originates or emanates from the Project or any contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of any Environmental Law, Landlord may, without notice to Tenant, at its election, but without obligation so to do, gives such notices and/or cause such work to be performed at the Project and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill or release of Hazardous Waste or cure said failure of compliance and any amounts paid as a result thereof, together with interest at the rate equal to the product of the variable Prime Rate "Prime", plus six percent (6%) per annum as charged by Bank of America, Nevada; times the amount of such installment amount due, or eighteen percent (18%) per annum of such installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid.

         7.06 Settlement. Upon giving Tenant ten (10) days prior notice, Landlord shall have the right in good ??? to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication relating to environmental conditions on or affecting the Premises, provided that Landlord reasonably and in good faith believes that Tenant is liable therefor, whether liable or not, without the consent or approval of Tenant unless Tenant within said ten (10) day period shall protest in writing and simultaneously with such protest deposit with Landlord collateral satisfactory to Landlord sufficient to pay and satisfy any penalty and/or interest which may ??? as a result of such protest and any judgment or judgments as may result, together with attorney's fees and expense and costs of environmental consultants; provided, however, that Landlord shall reimburse Tenant for all costs and fees and by Tenant under this Section 7.06 for which Tenant obtains a final judgment from a court of competent jurisdiction that Landlord is responsible therefore.


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         7.07     Landlord represents to Tenant that, as of the Lease
Commencement Date, Landlord has no "knowledge" (as such term is hereinafter defined) of any reportable spill, release, or amount of Hazardous Waste in violation of any Environmental Law, in, on, or affecting the Project. The term "knowledge" as used in this Section 7.07 shall mean the actual knowledge of E. Gordon Zack and Douglas Lanning without duty of investigation. In no event shall knowledge of any fact, event, or situation be constructively imputed to Landlord.

         7.08 Landlord agrees to indemnify Tenant against any and all costs and liabilities resulting from the violation by the Premises of any Environmental Law (a "Violation") that occurred prior to Tenant's occupancy of Premises under this Lease or otherwise; provided, however, that Landlord's obligation under this Section 7.08 shall not apply to or shall be proportionately reduced, as appropriate, to the extent the cause of the Violation is attributable, directly or indirectly, in whole or in part, to the acts or omissions of Tenant or Tenant's agents, employees, invitees, licensees, contractors, or representatives.

8.       PARKING

         8.01 Tenant and Tenant's customers, suppliers, employees, and invitees have the non-exclusive right to park in common with other lessees in the parking facilities as designated by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other lessees in the use of the parking facilities. Landlord reserves the right to, on an equitable basis, assign specific spaces with or without charge to Tenant as Additional Rent, make changes in the parking layout from time to time, and to establish reasonable time limits on parking.

9.       UTILITIES

         9.1 Tenant will be responsible for and shall pay for all water, gas, heat, light, power, sewer, electricity, or other services metered, chargeable to or provided to the Premises separate from and in addition to the costs outlined in Section 5.02 dealing with the utility costs for Common Area Maintenance. Landlord reserves the right to install separate meters for any such utility.

         9.2 Landlord will not be liable or deemed in default to Tenant nor will there be any abatement of rent for any interruption or reduction of utilities or services not caused by any act of Landlord or any act reasonably beyond Landlord's control. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of enacted laws or ordinances.

         9.3 Tenant will contract and pay for all telephone and such other services for the Premises subject to the provisions of 10.03.

10.      ALTERATIONS, MECHANIC'S LIENS

         10.01 Tenant will not make any alterations to the Premises without Landlord's prior written consent. Landlord's consent shall be contingent upon Tenant providing Landlord with the following items or information, all subject to Landlord's approval: (I) Tenant's contractor, (ii) certificates of insurance by Tenant's contractor for commercial general liability insurance with limits not less than $2,000,000 General Aggregate, $1,000,000 Products/Complete Operations Aggregate, $l,000,000 Personal & Advertising Injury, $1,000,000 Each Occurrence, $50,000 Fire Damage, $5,000 Medical Expense, $1,000,000 Auto Liability (Combined Single Limit, including Hired/Non-Owned Auto Liability). Workers Compensation, including Employer's Liability, as required by state statute endorsed to show Landlord as an additional insured and for worker's compensation as required and (iii) detailed plans and specifications for such work. Tenant agrees that it will have its contractor execute a waiver of mechanic's lien and that Tenant will remove any mechanic's lien placed against the Project within ten (10) days of receipt of notice of lien. In addition, before alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the alterations begin, Tenant will diligently and continuously pursue their completion. At Landlord's option, any alterations may become part of the realty and belong to Landlord. If requested by Landlord, Tenant will pay, prior to the commencement of the construction, an amount determined by Landlord necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to its condition prior to such alterations. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Tenant, at Landlord's option, shall at Tenant's expense remove all alterations and repair all damage to the Premises.

         10.02 Notwithstanding anything in 10.01, Tenant may, with written consent of Landlord, install trade fixtures, equipment, and machinery in conformance with the ordinances of the applicable city and county, and they may be removed upon termination of its Lease provided the Premises are not damaged by their removal.

         10.03 Any private telephone systems and/or other related telecommunications equipment and lines may be installed within Tenant's Premises and, upon termination of this Lease removed and the Premises restored to the same condition as before such installation.

         10.04 Tenant will pay all costs for alterations and will keep the Premises, the Project and the underlying property free from any liens arising out of work performed for materials furnished to or obligation incurred by Tenant.

         10.05 Upon prior notice to Tenant, except in the case of emergency, for which no notice is required, Landlord will have the right to construct or permit construction of tenant improvements in or about the Project for existing and new Tenants and to alter any public areas in and around the Project. Notwithstanding anything which may be contained in this Lease, Tenant understands this right of Landlord and agrees that such construction will not be deemed to constitute a breach of this Lease by Landlord and Tenant waives any such claim which it might have arising from such construction, Landlord agrees to exercise commercially reasonable efforts in connection with such construction so that such construction does not materially and unreasonably interfere with Tenant's Permitted Use of the Premises.

11.      FIRE INSURANCE: HAZARDS AND LIABILITY INSURANCE

         11.01 Except as expressly provided as Tenant's Permitted Use, or as otherwise consented to by Landlord in writing, Tenant shall not do or permit anything to be done within or about the Premises which will increase the existing rate of insurance on the Project and shall, at its sole cost and expense, comply with any requirements, pertaining to the Premises, of any insurance organization insuring the Project and Project-related apparatus. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or other use consented to by Landlord which increases Landlord's premiums or requires extended coverage by Landlord to insure the Premises.

         11.02 Tenant, at all times during the term of this Lease and at Tenant's sole expense, will maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Tenant's improvements and alterations in or about the Premises and on all personal property and equipment to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from this policy will be used by Tenant for the replacement of personal property and equipment and the restoration of Tenant's improvements and/or alterations. This policy will contain an express waiver, in favor of Landlord, of any right of subrogation by the insurer.

         11.03 Tenant, at all times during the term on this Lease and at Tenant's sole expense, will maintain a policy of commercial general liability coverage with limits of not less than $2,000,000 combined single limit for bodily injury and property damage insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises.

         11.04 All insurance will name Landlord and/or Landlord's designated partners and affiliates as an additional insured and will include an express waiver of subrogation by the insurer in favor of Landlord and Tenant and will release Landlord from any claims for damage to any person, to the Premises, and to the Project, and to Tenant's personal property, equipment, improvements and alterations in or on the Premises of the Project, caused by or resulting from risks which are to be insured against by Tenant under this Lease. All insurance required to be provided by Tenant under this Lease will (a) be issued by an insurance company authorized to do business in the state in which the Premises are located and which has and maintains a rating of A/X in the Best's Insurance Reports or the equivalent, (b) be primary and noncontributing with any insurance carried by Landlord, and (c) contain an endorsement requiring at least thirty
(30) days prior written notice of cancellation to Landlord before cancellation or change in coverage, scope or limit of any policy. Tenant will deliver a certificate of insurance or a copy of the policy to Landlord within thirty (30) days of execution of this Lease and will provide evidence of renewed insurance coverage at each anniversary, and prior to the expiration of any current policies; however, in no event will Tenant be allowed to occupy the Premises before providing adequate and acceptable proof of insurance as stated above. Tenant's failure to provide evidence of this coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

         11.05 Landlord agrees that Tenant shall not be responsible for payment of the deductible for such insurance to the extent such deductible is greater than that applicable to other buildings in Landlord's portfolio located in Reno, Nevada.

12.      INDEMNIFICATION AND WAIVER OF CLAIMS

         12.01 Tenant waives all claims against Landlord for damage to any property in or about the Premises and for injury to any persons, including death resulting therefrom, regardless of cause or time of occurrence, except to the event caused by Landlord's gross negligence or intentional misconduct. Tenant will defend, indemnify and hold Landlord harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from any use of the Premises by Tenant, its employees, agents, visitors or licensees, including, without limitation, any failure of Tenant to comply fully with all of the terms and conditions of this Lease except for any damage or injury which is the direct result of gross negligence or intentional misconduct by Landlord, its employees, agents, visitors or licensees.

13.      REPAIRS

         13.01 Tenant shall, at its sole expense, keep and maintain the Premises and every part thereof (excepting common use equipment, which Landlord agrees to repair or replace pursuant to Section 5.02 unless damages are due to the neglect or intentional acts of Tenant or its agents, employees, visitors, or licensees), including interior windows, Skylights, doors, plate glass, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair. Tenant will, also, at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment used by Tenant in good order and repair and furnish all expendables (light bulbs, paper goods, soaps, etc.) used at the Premises. The standard for comparison and need of repair will be the condition of the Premises at the at the time of commencement of this Lease and all repairs will be made by a licensed and bonded contractor approved by Landlord.

         13.02 Tenant will not make repairs to the Premises at the cost of Landlord whether by deductions of rent or otherwise, or vacate the Premises or terminate the Lease if repairs are not made. If during the Term, any alteration, addition or change to the Premises is required by legal authorities. Tenant, at its sole expense, shall promptly make the same. Landlord reserves the right to make any such repairs not made or maintained in good condition by Tenant and Tenant shall reimburse Landlord for all such costs upon demand.

         13.03 If repairs deemed necessary by Landlord or any government authority are not made by Tenant the prescribed time frame as requested in writing, Tenant shall be in default of this Lease.

         13.04 Tenant shall, at its own expense, within thirty days of lease commencement, contract with a vendor acceptable to Landlord for the maintenance service of the HVAC which will be furnished to the Landlord upon request

If Tenant fails to obtain and maintain such a maintenance service contract Landlord shall have the right to obtain such a maintenance service contract at the expense of Tenant.

         13.05 Landlord Maintenance and Repairs. Landlord shall repair, maintain, and replace, as necessary, (i) the structural portions of the roof, structural sidewalls, and foundation of the Building, and (ii) the Common Areas of the Project, except that Landlord shall not be responsible for any maintenance, repairs, or replacements provided herein caused by Tenant's misuse of the Premises, or Tenant's or Tenant's agents', employees', invitees', licensees', or contractors' negligence or intentional misconduct, or by reason of failure of Tenant to perform or observe any conditions or agreements contained in this Lease. Landlord shall not be required to commence any maintenance, repairs, or replacements hereunder and shall not have any liability or responsibility therefor, except upon notice of the need therefor from Tenant. All maintenance, repair, and replacement costs incurred by Landlord hereunder shall also be considered part of the Operating Costs of the Project or be considered in calculating reserves, as applicable, as specified in paragraph 5.02A above. Landlord agrees to exercise commercially reasonable efforts to conduct such matters as promptly as reasonably possible after receipt of notice from Tenant and a the manner which will not unreasonably and materially interfere with Tenant's occupancy of, and the conduct of Tenant's Permitted Use from, the Premises.

14.      AUCTIONS, SIGNS, AND LANDSCAPING

         14.01 Tenant will not conduct or permit to be conducted any sale by auction on the Premises. Landlord will have the right to control landscaping and approve the placement, size, and quality of signs pursuant to Exhibit "F", "Sign Criteria". Tenant will not make alterations or additions to the landscaping and will not place any signs nor allow the placement of any signs, which are visible from the outside, on or about any building of the Project, nor in any landscape area, without the prior written consent of Landlord. Landlord will have the right in its sole discretion to withhold its consent. Any signs not in conformity with this Lease or in accordance with the provisions of Exhibit "F" may be removed by Landlord at Tenant's expense.

15.      ENTRY BY LANDLORD

         15.01 Tenant will permit Landlord and Landlord's agents to enter the Premises at all reasonable times upon reasonable notice from Landlord (except in the case of emergency, for which no notice is required) for the purpose of inspecting the same, or for the purpose of maintaining the Project, or for the purpose of making repairs, alterations or additions to any portion of the Project, inducing the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions or repairs, or for the purpose of showing the Premises to prospective tenants during the last six months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any rebate of rents and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Tenant will permit Landlord at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. Tenant will not install a new or additional lock or any bolt on any door of the Premises without the prior written consent of Landlord, which will not be unreasonably withheld. If Landlord gives its consent, such work shall be undertaken by a locksmith approved by Landlord, at Tenant's sole cost. Landlord retains the right to charge Tenant for restoring any altered doors to their condition prior to the installation of the new or additional locks.

16.      ABANDONMENT

         16.01 Tenant will not vacate or abandon the Premises, which shall be deemed to occur any time during the Lease Term if Tenant does not conduct business for a period of fifteen (15) consecutive days and/or leaves the Premises unoccupied for any period of time. If Tenant abandons, vacates or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant left in or about the Premises will, at the option of Landlord be deemed abandoned and may be disposed of by Landlord in the manner provided for by the laws of the state in which the Premises are located.

17.      DESTRUCTION

         17.01 In the case of total destruction of the Premises, or any portion thereof substantially interfering with Tenant's use of the Premises, whether by fire or other casualty, not caused by the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, this Lease shall terminate except as herein provided. If Landlord notifies Tenant in writing within forty-five (45) days of such destruction of Landlord's election to repair said damage, and if Landlord proceeds to and does repair such damage with reasonable dispatch, this Lease shall not terminate, but shall continue in full force and effect, except that Tenant shall be entitled to a reduction in the Base Monthly Rent in an amount equal to that proportion of the Base Monthly Rent which the number of square feet of floor space in the unusable portion bears to the total number of square feet of floor space in the Premises. Said reduction shall be prorated so that the rent shall only be reduced for those days any given area is actually unusable. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor dispute, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials or services, acts of God and other causes beyond Landlord's control. If this Lease is terminated pursuant to this Section 17 and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, any security deposited with Landlord shall be returned to Tenant, less any reasonable offsets and all rights and obligations hereunder shall cease and terminate.

         17.02. Notwithstanding the foregoing provisions, in the event the Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate, the damage shall be repaired at Tenant's cost, and there shall be no apportionment or abatement of any rent.

         17.03. In the event of any damage not limited to, or not including, the Premises, such that the building of which the Premises is a part is damaged to the extent of twenty-five (25%) percent or more of the cost of replacement, or the buildings (taken in the aggregate) of the Project owned by Landlord shall be damaged to the extent of more than twenty-five (25%) of the aggregate cost of replacement. Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage.

         17.04. The provisions of this Section 17 with respect to Landlord shall be limited to such repair as is necessary to place the Premises in the condition specified for Landlord's work by Exhibit B (if applicable) and when placed in such condition the Leased Property shall be deemed restored and rendered tenantable promptly following which time Tenant, at Tenant's expense shall perform Tenant's work required by Exhibit B (if applicable) and Tenant shall also repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

         17.05. All insurance proceeds payable under any fire and/or rental insurance maintained by Landlord shall be payable solely to Landlord and Tenant shall have no interest therein. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 17, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

         18.      ASSIGNMENT, SUBLETTING AND TRANSFERS OF OWNERSHIP

         18.01 Tenant will not, without Landlord's prior written consent, which shall not be unreasonably withheld subject to the provisions of this
Article 18., assign, sell, mortgage, encumber, convey or otherwise transfer all or any part of Tenant's leasehold estate, or permit the Premises to be occupied by anyone other than Tenant and Tenant's employees or sublet the premises or any portion thereof (collectively called "Transfer"). Tenant must supply Landlord with any and all documents deemed necessary by Landlord to evaluate any proposed Transfer at least sixty (60) days in advance of Tenant's proposed Transfer date.

         18.02 Landlord need not consent to any Transfer for reasons including, but not limited to, whether or not: (a) in the reasonable judgment of Landlord the transferee is of a character or is engaged in a business which is not in keeping with the standard of Landlord for the Project; (b) in the reasonable judgment of Landlord any purpose for which the transferee intends to use the Premises is not in keeping with the standards of Landlord for the Project; provided in no event may any purpose for which transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; or (d) Tenant is in default under this Lease or any other Lease with Landlord.

         18.03 In the event Landlord consents to a Transfer, Tenant will pay Landlord seventy percent (70%) of the excess, if any, of the rent and other charges reserved in the Transfer over the allocable portion of the rent and other charges hereunder for that portion of the Premises subject to the Transfer. For the purpose of this section, the rent reserved in the Transfer will be deemed to include any lump sum payment or other consideration given to Tenant in consideration for the Transfer. Tenant will pay or cause the transferee to pay to Landlord this additional rent together with the monthly installments of rent due.

         18.04 Any consent to any Transfer which may be given by Landlord, or the acceptance of any rent, charges or other consideration by Landlord from Tenant or any third party, will not constitute a waiver by Landlord of the provisions of this Lease or a release of Tenant from the full performance by it of the covenants stated herein; and any consent given by Landlord to any Transfer will not relieve Tenant (or any transferee of Tenant) from the above requirements for obtaining the written consent of Landlord to any subsequent Transfer.

         18.05 If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred, Landlord, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the transferee all rent or other consideration becoming due to Tenant under the Transfer and apply these monies against any sums due to Landlord by Tenant; and Tenant authorizes and directs any transferee to make payments of rent or other consideration direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any transferee should be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations in connection with this Lease.

         18.06 If Tenant is a corporation or a partnership, the issuances of any additional stock or equity interest and/or the transfer, assignment or hypothecation of any stock or interest in such corporation or partnership in the aggregate in excess of fifty percent (50%) of such interests, as the same may be constituted as of the date of this lease, whether directly or indirectly, shall be deemed to be a Transfer within the meaning of this Section 18.

         18.07 In the event Tenant requests Landlord's consent to an Assignment, Sub-Let or Transfer of Tenant's interest in the leased Premises, Tenant agrees to pay Landlord all reasonable attorney's fees incurred by Landlord for any legal services for document review of any and all documents deemed necessary by Landlord and Tenant to Assign, Sub-let or Transfer Tenant's interest in the leased Premises.

                  18.08    Notwithstanding the foregoing provisions of this
Article 18., and provided that Tenant complies with all of the provisions of this Article 18., Landlord hereby consents to the assignment of Tenant's entire interest in the Lease in connection with any sale of stock, merger, or reorganization so long as the surviving or controlling entity or shareholder has a net worth at least equal to that of Tenant's as of the Lease Commencement Date, specifically assumes all obligations of Tenant under this Lease, and otherwise agrees to comply with the terms and condition of this Lease ("Permitted Transfer"). Concurrently with any Permitted Transfer, Tenant must also make a "Permitted Transfer" under the Adjustment Premises Lease as defined in Paragraph 19.01F below. No such Permitted Transfer shall release or otherwise affect Tenant's or any guarantor's obligations under this Lease, or constitute an express or implied consent to any other Transfer of all or any part of Tenant's leasehold estate, or the occupation of the Premises by anyone other than Tenant or Tenant's employees.

              19. BREACH BY TENANT

                      19.01 Tenant will be in breach of this Lease if at any
              time during the term of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings in law, in equity or before any administrative tribunal which have or might have the effect of preventing Tenant from complying with the terms of this Lease):

                      A. Tenant fails to make payment of any installment of Base
              Monthly Rent, Additional Rent, or of any other sum herein specified to be paid by Tenant, within ten (10) days of the due date thereof; or

                      B. Tenant fails to observe or perform any of its other
              covenants, agreements or obligations hereunder, and such failure is not cured within ten (10) days after Landlord's written notice to Tenant of such failure; provided, however, that if the nature of Tenant's obligation is such that more than ten (10) days are required for performance, then Tenant will not be in breach if Tenant commences performance within such 10 day period and thereafter diligently prosecutes the same to completion; or

                      C. Tenant, Tenant's assignee, subtenant, guarantor, or
              occupant of the Premises becomes insolvent, makes a transfer in fraud of its creditors, makes a transfer for the benefit of its creditors, is the subject of a bankruptcy petition, is adjudged bankrupt or insolvent in proceedings filed against Tenant, a receiver, trustee, or custodian is appointed for all or substantially all of Tenant's assets, fails to pay its debts as they become due, convenes a meeting of all or a portion of its creditors, or performs any acts of bankruptcy or insolvency, including the selling of its assets to pay creditors; or

                      D. Tenant has abandoned the Premises as defined in
              paragraph 16 above.

                      E. Tenant fails to take possession of the Premises within
              thirty (30) days of receiving notice by Landlord that the Premises are available.

                      F. Tenant breaches or otherwise defaults under the lease
              between Landlord and Tenant of the same date as this Lease for the lease of the approximately two hundred twenty-three thousand (223,000) square foot portion of the Building (Suite 101) adjacent to the Premises (the "Adjacent Premises Lease").

20. REMEDIES OF LANDLORD

                      20.01 Nothing contained herein shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's efforts to mitigate the damage to it by Tenant's default; nor shall anything in this Section adversely affect Landlord's right, as in this Lease elsewhere provided, to indemnification against liability for injury or damages to persons or property occurring prior to a termination of this Lease.

                      20.02 All cure periods provided herein shall run concurrently with any periods provided by law.

                      20.03 In the event of default, as designated herein above, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

                      A. The right to declare the term of this Lease ended and reenter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises.

                      B. The right, without declaring the term of this Lease ended, to reenter the Premises and to occupy the same, or any portion there of, for and on account of the Tenant as hereinafter provided, and Tenant shall be liable for and pay to Landlord on demand all such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses, attorney's fees and expenditures placing the same in good order, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid by the Landlord in connection with reletting the Premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in the Landlord's own name or assume Tenant's interest in any existing subleases to any tenant of the Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, of the Premises. In any case, and whether or not the Premises or any part thereof is relet, Tenant, until the end of the Lease term shall be liable to Landlord for an amount equal to the amount due as Rent hereunder, less net proceeds, if any of any reletting effected for the account of Tenant. Landlord reserves the right to bring such actions for the recovery or any deficits remaining unpaid by the Tenant to the Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term of the Lease. Commencement of maintenance of one or more actions by the Landlord in this connection shall not bar the Landlord from bringing any subsequent actions for further accruals. In no event shall Tenant be entitled to any excess rent received by Landlord over and above that which Tenant is obligated to pay hereunder; or

                      C. The right, even though it may have relet all or any portion of the Premises in accordance with the provisions of subsection B. above, to thereafter at any time elect to terminate this Lease for such previous default on the part of the Tenant, and to terminate all the rights of Tenant in and to the Premises.

                      20.04 Pursuant to the rights of re-entry provided above. Landlord may (in accordance with its rights and obligations under Nevada law) remove all persons from the Premises and may, but shall not be obligated to. remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless from any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever, except to the extent caused by the gross negligence or intentional misconduct of Landlord. Such action by the Landlord shall not be deemed to have terminated this Lease.

                      20.05 If Tenant breaches this Lease and abandons the Premises before the end of the term, or if its right of possession is terminated by Landlord because of Tenant's breach of this Lease, then this Lease may be terminated by Landlord at its option. On such Termination Landlord may recover from Tenant, in addition to the remedies permitted at law:

                      A. The worth, at the time of the award, of the unpaid Base Monthly Rents and Additional Rents which had been earned at the time this Lease is terminated.

                      B. The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rents and Additional Rents which would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rents that Tenant proves could be reasonably avoided;

                      C. The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rent and Additional Rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period as the Tenant proves could have been reasonably avoided; and

                      D. Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The detriment proximately caused by Tenant's breach will include, without limitation, (I) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting the Premises,
(iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses of retaking possession of the Premises, (vi) reasonable attorney's fees and court costs, (vii) any unearned brokerage commissions paid in connection with this Lease, (viii) reimbursement of any previously waived Base Rent, Additional Rent, free rent or reduced rental rate, and (ix) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Landlord for tenant improvements or build-out allowances or assumptions by Landlord of any of the Tenant's previous lease obligations.

                      20.06 In any action brought by the Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether or not such action is prosecuted to judgment

                      20.07 The waiver by Landlord of any breach or default of Tenant hereunder shall not be a waiver of any preceding or subsequent breach of the same or any other term. Acceptance of any Rent payment shall not be construed to be a waiver of the Landlord of any preceding breach of the Tenant.

                      20.08 All past due amounts owed by Tenant under the terms of this Lease shall bear interest at twelve percent per annum unless otherwise stated.

21. SURRENDER OF LEASE NOT MERGER

                      21.01 The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, will not work a merger and will, at the option of Landlord, terminate all or any existing transfers, or may, at the option of Landlord, operate as an assignment to it of any or all of such transfers.

22. ATTORNEYS FEES/COLLECTION CHARGES

                      22.01 In the event of any legal action or proceeding between the parties hereto, reasonable attorneys' fees and expenses of the prevailing party in any such action or proceeding will be added to the judgment therein. Should Landlord be named as defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant will pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees except for any portion of costs, expenses, and attorneys' fees attributable to the negligence or intentional misconduct of Landlord.

                      22.02 If Landlord utilizes the services of any attorney at law for the purpose of collecting any rent due and unpaid by Tenant after five (5) days written notice to Tenant of such nonpayment of rent or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord reasonable attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

23. CONDEMNATION

                      23.01 If twenty-five percent (25%) or more of the square footage of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of appropriation, reverse condemnation, condemnation or eminent domain, or sold to prevent such taking, and if the remaining portion of the Premises will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Tenant or the Landlord may at its option terminate this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. Tenant will not because of such taking assert any claim against the Landlord or the taking authority for any compensation because of such taking, and Landlord will be entitled to receive the entire amount of any award without deduction for any estate of interest of Tenant. If less than twenty-five percent (25%) of the Premises is taken, Landlord at its option may terminate this Lease. If Landlord does not so elect, Landlord will promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance based on the loss of square footage will be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises, which, Tenant is deprived on account of such taking and restoration.

24. RULES AND REGULATIONS

                      24.01 Tenant will faithfully observe and comply with any Rules and Regulations reasonably promulgated by Landlord for the Project and Landlord reserves the right to reasonably modify and amend them as it deems necessary. Landlord will not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the Project of any of said Rules and Regulations.

                      24.02 In the event that Tenant fails to cure any violations of such Rules and Regulations following ten (10) days written notice by Landlord, such failure to cure shall be deemed a material breach of this Lease by Tenant.

25. ESTOPPEL CERTIFICATE

                      25.01 Tenant will execute and deliver to Landlord, within ten (10) business days of Landlords written demand, a statement in writing certifying that this Lease is in full force and effect, and that the Base Monthly Rent and Additional Rent payable hereunder is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which rent and other charges are paid, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed and such other matters as Landlord may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that (1) this Lease is in full force and effect, without modification except as may be represented by Landlord; (2) there are no uncured defaults in Landlord's performance and (3) not more than one (1) month's rents has been paid in advance.

26. SALE BY LANDLORD

                      26.01 In the event of a sale or conveyance by Landlord of the Project the same shall operate to release Landlord from any liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease so long as such successor agrees to assume Landlord's obligations and liabilities under this Lease. This Lease will not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

27. NOTICES

                      27.01 All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified or registered mail, return receipt requested, postage prepaid, delivered personally, or by a national overnight delivery service and addressed as indicated in 1.03 and 1.04.

28. WAIVER

                      28.01 The failure of Landlord to insist in any one or more cases upon the strict performance of any term, covenant or condition of the Lease will not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Landlord to seek a remedy for any breach of this Lease be deemed a waiver by Landlord of its remedies or rights with respect to such a breach.

29. HOLDOVER

                      29.01 If Tenant remains in the Premises after the Lease Expiration date with the consent of the Landlord and has not given prior written notice to Landlord, such continuance of possession by Tenant will be deemed to be a month-to-month tenancy at the sufferance of Landlord terminable on thirty
(30) day notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, will apply to the month-to-month tenancy. Tenant will pay a new Base Monthly Rent in an amount equal to 125% of the base monthly rent payable for the last full calendar month during the regular term of this Lease.

30. DEFAULT OF LANDLORD/LIMITATION OF LIABILITY

                      30.01 In the event of any default by Landlord hereunder, Tenant agrees to give notice of such default in accordance with Section 27.01 to Landlord at Landlord's Notice Address as stated in 1.04 and to offer Landlord reasonable opportunity to cure the default. In the event of any actual or alleged failure, breach or default hereunder Landlord, Tenant's sole and exclusive remedy will be against Landlord's interest in the Project, and Landlord, its directors, officers, employees and any partner of Landlord will not be sued, be subject to service or process, or have a judgement obtained against him in connection with any alleged breach or default, and no writ of execution will be levied against the assets of any partner, shareholder or officer of Landlord. The covenants and agreements are enforced by Landlord and also by any partner, shareholder or officer of Landlord.

31. SUBORDINATION

                      31.01 Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease will be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant will, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver to Landlord any document or instrument reasonably requested by Landlord or its ground lessor, mortgagee or beneficiary under a deed of trust evidencing such subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby agrees that the failure to execute and deliver any such document to Landlord within fourteen (14) days of Landlord's request therefor shall constitute a default by Tenant under this Lease.

32. DEPOSIT AGREEMENT

                      32.01 Landlord and Tenant hereby agree that Landlord will be entitled to immediately endorse and cash Tenant's good faith rent and the Security Deposit check(s) accompanying this Lease. It is further agreed and understood that such action will not guarantee acceptance of this Lease by Landlord, but, in the event Landlord does not accept this Lease, such deposits will be promptly refunded in full to Tenant. This Lease will be effective only after Tenant has received a copy fully executed by both Landlord and Tenant.

33. GOVERNING LAW

                      33.01 This Lease is governed by and construed in accordance with the laws of the State of Nevada, and venue of any suit will be in the county where the Premises are located unless the Premises are not located in Nevada in which case the venue will be Washoe County in the State of Nevada.

34. NEGOTIATED TERMS

                      34.01 This Lease is the result of the negotiations of the parties and has been agreed to by both Landlord and Tenant after prolonged discussion.

35. SEVERABILITY

                      35.01 If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

36. BROKERS

                      36.01 Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, except David L. Schuster with Grubb & Ellis and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent, other than any identified above, with respect to this Lease or its negotiation.

37. QUIET POSSESSION

                      37.01 Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the terms, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Premises during the Term of this Lease without disturbance from Landlord or from any other person claiming through Landlord.

38. MISCELLANEOUS PROVISIONS

                      38.01 Whenever the singular number is used in this Lease and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders, and the word "person" will include corporation, firm, partnership, or association. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease will be joint and several.

                      38.02 The headings or titles to paragraphs of this Lease are not a part of this Lease and will have no effect upon the construction or interpretation of any part of this Lease.

                      38.03 This instrument contains all of the agreements and conditions made between the parties to this Lease. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein will in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

                      38.04 Time is of the essence of each term and provision of this Lease.

                      38.05 Except as otherwise expressly stated, each payment required to be made by Tenant is in addition to and not in substitution for other payments to be made by Tenant.

                      38.06 Subject to Article 18, the terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Landlord and Tenant.

                      38.07 All covenants and agreements to be performed by Tenant under any of the terms of this Lease will be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

                      38.08 In consideration of Landlord's covenants and agreements hereunder, Tenant hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Landlord.

                      38.09 Tenant agrees it will provide to Landlord such financial information as Landlord may reasonably request for the purpose of obtaining construction and/or permanent financing for the Premises.

                      38.10 If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

                      38.11 Whenever a day is appointed herein on which, or a period of time is appointed in which, either party is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is reasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any Rent or charge required of Tenant hereunder.

                      38.12 No slot machine or other gambling game shall be permitted on the Premises without the prior written consent of Landlord. The Premises shall not be used for any "adult bookstore" or "adult motion picture theater" as said terms are defined in NRS 278.0221, or any similar use, notwithstanding any local zoning codes or ordinances or any other provisions of law to the contrary permitting such use.

39. CHANGE ORDERS. In the event Tenant requests and/or approves changes in the scope the work being provided by or through Landlord Tenant agrees to pay all the direct and indirect costs of additional work at the time it gives such approval. In the event that the aggregate cost of additional work provided under this Lease is ten thousand dollars ($10,000.00) or more, or in excess of two months rent, whichever is less, then Landlord may accept payment of one half of the cost of additional work at the time of approval of said change order by the Tenant, and payment of the balance to be paid at the time the additional work is substantially completed.

40. SPECIAL PROVISIONS

                      40.01 Special provisions of this Lease number 41 and Exhibits "A", "B", "C", "D", "F, "G" and "H" are attached hereto and made a part hereof. If none, so state in the following space:.

41.     OPTIONS TO EXTEND LEASE TERM

                      41.01 Tenant is hereby granted two (2) options (each, an "Extension Option," and collectively, the "Extension Options,") to extend the Lease Term for an additional term of five (5) years (each, an "Extension Term" and collectively, the "Extension Terms") each beginning on the day after expiration of the Initial Lease Term or the first Extension Term, as the case may be, and expiring on the date five (5) years thereafter (unless terminated sooner pursuant to any other terms or provisions of the Lease), on all of the same terms and conditions as set forth in the Lease, but at an adjusted Base Monthly Rent as set forth in Section 41.02 below (and without any additional option to extend the Lease Term after the expiration of the second Extension
Term). The Extension Options may be exercised by Tenant only by delivery of written notice of such exercise (the "Extension Notice") to Landlord, which Extension Notice must be received by Landlord at least one hundred eighty (180) days before the expiration of the Initial Lease Term, or the first extension Term, as applicable. If Tenant fails to timely deliver the Extension Notice, or if this Lease is terminated pursuant to any of its other terms or provisions prior to the expiration of the Initial Lease Term or the first Extension Term, as the case may be, all remaining Extension Options shall lapse, and Tenant shall have no right to extend or further extend the Lease Term. Each Extension Option shall be exercisable by Tenant on the express conditions that (i) at the time of delivery of Tenant's Extension Notice and at all times thereafter and prior to the commencement of the applicable Extension Term, Tenant shall not be in default under this Lease, (ii) Tenant has not previously been in default (whether or not such default has been timely cured) under this Lease on more than three (3) occasions during the Lease Term, and (iii) Tenant has exercised the concurrent "Extension Option" as defined in and provided under the Adjacent Premises Lease. After exercise of each Extension Option by Tenant in accordance with the foregoing provisions, Tenant's obligation to renew shall be irrevocable by Tenant.

                      41.02 Base Monthly Rent during each thirty (30) month period of each Extension Term shall be completed as follows. As used herein, the term, "Extension Adjustment Month," shall mean the first (1st) and thirty-first
(31st) months of each Extension Term, the term, "Extension Comparison Index," shall mean the Index published and which is in effect the third month preceding the commencement of the applicable Extension Adjustment Month, and the term, "Beginning Index," shall mean the Index published which is in effect during the fifty-seventh (57th) month of the Initial Lease Term.

 Base Monthly Rent for each thirty (30) month period during each Extension Term shall be the product of the Base Monthly Rent as specified in Section 1.07 above (for months 61-84 of the Initial Lease Term) multiplied by a fraction, the numerator being the applicable Extension Comparison Index and the denominator being the Beginning Index. In no event, however, shall the Base Monthly Rent during any period of any Extension Term be less than the Base Monthly Rent due during the immediately preceding period of the Lease Term. Landlord will give Tenant notice of each increase by written invoice; however, failure of Landlord to give such notice shall not be construed as a waiver of the increase and any such increased amount shall accrue as rent. If after this Lease is executed, the Index is discontinued or revised during the Extension Term, Landlord reserved the right to use a conversion factor, formula or table as may be published by the Bureau of Labor Statistics or a different Index in order to obtain substantially the same result.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year indicated by Landlord's execution date as written below.

        Individuals signing on behalf of a Tenant warrant that they have the authority to bind their principals. In the event that Tenant is a corporation, Tenant shall deliver to Landlord, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Tenant authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease. THIS LEASE, WHETHER OR NOT EXECUTED BY TENANT, IS SUBJECT TO ACCEPTANCE AND EXECUTION BY LANDLORD, ACTING ITSELF OR BY ITS AGENT ACTING THROUGH ITS PRESIDENT, VICE PRESIDENT, OR ITS DIRECTOR OF LEASING AND MARKETING.

Landlord: Dermody Industrial Group, a Nevada Joint Venture             Tenant: UDS, a Nevada Corporation DBA: UDS
          ------------------------------------------------                     --------------------------------------------


By: DP Operating Partnership, L.P., a Delaware
    ------------------------------------------------
    Limited Partnership, its Managing Venturer
    ------------------------------------------------
    BY: Dermody Properties, a Nevada Corporation
        --------------------------------------------
        its General Partner
        --------------------------------------------
 By:                                                                        /s/
      ----------------------------------------------                       ----------------------------------------------
 Michael C. Dermody
                                                                       Its: President
 Its: President                                                            ----------------------------------------------
      ----------------------------------------------
                                                                       Date:              9/22/00
 Date:                                                                     ----------------------------------------------
      ----------------------------------------------                        (Execution date)
(Execution date)

                                   EXHIBIT A
                                    PREMISES


[GRAPHIC OMITTED]


Exhibit "A" to lease dated March 23,2000 by and between Dermody Industrial Group, a Nevada Joint Venture By: DP Operating Partnership, L.P., a Delaware limited partnership, its Managing Venturer; By: Dermody Properties, a Nevada Corporation, its General Partner, and UDS, a Nevada Corporation DBA: UDS.


----------------------------------------
Dermody Industrial Group

/s/
----------------------------------------
UDS

                                   Exhibit B
                                Landlord's Work

Improvements to Premises:

1. All heating, ventilating and air-conditioning units are to be in good operating condition at the time tenant takes possession of the premises.
2. Landlord to seal the parking area per Landlord's standard maintenance schedule.
3. Landlord to replace existing lighting in the warehouse with metal halide lighting.
4. Landlord to remove two of the existing blocked forklift openings on the demising wall.
5. All docks and dock equipment to be in good operating condition upon possession of the premises.




Exhibit "B" to lease dated March 23,2000 by and
between Dermody Industrial Group, a Nevada Joint
Venture By: DP Operating Partnership, L.P., a
Delaware limited partnership, its Managing Venturer;
By: Dermody Properties, a Nevada Corporation, its
General Partner, and UDS, a Nevada Corporation DBA:
UDS.


----------------------------------------
Dermody Industrial Group

/s/
----------------------------------------
UDS

                                   Exhibit C
                             (Tenant Questionnaire)

                      TENANT QUESTIONNAIRE REGARDING USE OF
             PREMISES AT 4910 LONGLEY LANE, SUITE 102, RENO, NEVADA

                                                                                                 Yes    No
1.     Will any manufacturing process be done on the subject premises?                           [ ]   [ ]

2.     Do you or your company intend to use any internal combustion
       engines greater than 50 hp at the subject premises?                                       [ ]   [ ]

3.     Do you or your company intend to use processes that involve mixing, blending, or processing any solvents, adhesives, paints
       or coatings?                                                                              [ ]   [ ]

4.     Will your operation at the premises create any dusts or smoke?                            [ ]   [ ]

5.     At the subject premises, will you or your company refine any
       liquids or solids? Reclaim any metals?                                                    [ ]   [ ]

6.     Will you or your company plate or coat anything at the subject
       premises?                                                                                 [ ]   [ ]

7.     Will any process be used on the Premises which requires equipment for the heating of materials (i.e., boilers, furnaces, broilers,
       baking ovens, etc.)?                                                                      [ ]   [:]

8.     Will you handle or store solvents or motor fuels on the premises?                         [ ]   [ ]

9.     Will you use or store any acids at the premises?                                          [ ]   [ ]

10.    Will you or your company use any chemical processes at the premises?                      [ ]   [ ]

11.    Will you or your company use any solvents for clean up?                                   [ ]   [ ]

12.    Is your business a dry cleaner, restaurant, body shop, gasoline
       station, printer or part coater?                                                          [ ]   [ ]

13.    Will you or your company use any process which requires lead or
       melting or soldering with lead or lead alloys?                                            [ ]   [ ]

14.    Do you or your company has a Hazardous Materials Management plan?                         [ ]   [ ]

 If you have marked "Yes" to any of the questions as to processes, chemicals, including types and quantities, to be used on the Premises, please give a more detailed explanation below and on a second page if necessary.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Name of person completing form:
                               -------------------------------------------------

Company name and address:
                         -------------------------------------------------------
--------------------------------------------------------------------------------





Exhibit "C" to lease dated March 23, 2000 by and
between Dermody Industrial Group, a Nevada Joint
Venture By: DP Operating Partnership, L.P., a
Delaware limited partnership, its Managing Venturer;
By: Dermody Properties, a Nevada Corporation, its
General Partner, and UDS, a Nevada Corporation DBA:
UDS.


--------------------------------------
Dermody Industrial Group

/s/
--------------------------------------
UDS

                                  EXHIBIT "D"

                             RULES AND REGULATIONS

It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease, and the Tenant agrees that its employees and agents, or any others permitted by the Tenant to occupy or enter said Premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

1. The sidewalks, entries, and driveways shall not be obstructed by the Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from their Premises. Landlord may remove any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

2. Tenant shall not place any movable objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped area or other areas outside of said Premises, or on the roof of said Premises.

3. No person shall disturb the occupants of this or adjoining Buildings or Premises by the use of any radio or musical instrument or by the making of loud or improper noises.

4. Parking any type of recreational vehicles is specifically prohibited. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformation with all signs and other markings.

5. Lessee shall not use, keep or permit to be used or to be kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein. Lessee shall maintain the leased Premises free from mice, bugs, and ants attracted by food, water or storage materials.

6. Lessor reserves the right to exclude or expel from the complex any person who in the judgment of the Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the said project.

7. Lessee shall give Lessor prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment or any dangerous or hazardous condition existing on the property.

8. No outside storage of pallets, boxes, cartons, drums or any other containers or materials used in shipping or transport of goods is allowed. Tenant shall place all refuse in proper receptacles provided by Tenant at Tenant's expense on the Premises or inside enclosures (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building and lobbies, corridor stairwells, ducts or shafts of the Building free of all refuse.

9. All moveable trash receptacles provided by the trash disposal firm must be kept in the trash enclosure areas where provided for that purpose.

                             RULES AND REGULATIONS
                                    Page 2.

10. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

11. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor without the consent of Lessor.

12.      No person shall go on the roof without Lessor's permission.

13. All goods, including material used to store goods, delivered to the Premises of Lessee shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

14. Tenants shall not do or permit anything to be done in their Premises or bring or keep anything therein which will in any way obstruct or interfere with the rights of other Tenants, or do, or permit anything to be done in their Premises which shall, in the judgement of the Landlord or its manager, in any way injure or annoy them, or conflict with the laws relating to fire, or with the regulations of the fire department or with any insurance policy upon the Building or any part thereof or any contents therein or conflict with any of the of the Rules and Ordinances of the public Building or health authorities.

15. All electrical equipment used by Tenants shall be U.L. approved. Nothing shall be done or permitted in Tenant's Premises, and nothing shall be brought into or kept in the Premises which would impair or interfere with any of the Building services or the proper and economic heating, cooling, cleaning or other servicing of the Building or the Premises. Tenant's computers and other equipment are hereby expressly allowed.

16. Tenants shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building. Tenants shall not use any other method of heating than that supplied by Landlord.

17. Tenants shall not remove any carpet, or wall coverings, window blinds, or window draperies in their Premises without the prior written approval from Landlord.

18. No animals, birds or pets (other than seeing-eye dogs) of any kind shall be allowed in Tenant's Premises or Building.

19. The water closets, urinals, waste lines, vents or flues of the Building shall not be used for any purpose other than those for which they were constructed, and no rubbish, acids, vapors, newspapers or other such substances of any kind shall be thrown into them. The expense caused by any breakage, stoppage or damage resulting from a violation of this rule by any Tenant, its employees, visitors, guests or licensees, shall be paid by Tenant.

                             RULES AND REGULATIONS
                                    Page 3.

20. All decorating, carpentry work, or any labor required for the installation of Tenant's (a) equipment, such as an alarm system, computer, telephone/telegraph equipment, lines, cables or other electrical devices; or (b) furnishings or other property shall be performed at Tenants expense, and will not require Landlord's prior verbal or written approval. Should any such work require alterations that affect the heating, ventilation, air conditioning, plumbing, electrical or mechanical systems of the Building, the roof, or the structure of the Building, Landlord's prior written approval will be required. Structural changes are defined as changes that affect a vital and substantial portion of the Premises, changing its characteristic appearance, fundamental purpose of its erection or uses, or a change of such a nature as to affect the very realty itself, extraordinary in scope and effect, or unusual in expenditure.

21. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes.

22. Except as permitted by landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of their Premises or of the Building, and the repair cost of any defacement, damage, or injury caused by Tenant, its agents or employees shall be paid for by the Tenant.

23. The cost of repairing any damage to the public partitions of the Building or the public facilities, or to any facilities used in common with other tenants, caused by any Tenant or the employees, licensees, agents or invitees of the Tenant, shall be paid by such Tenant.

24. Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.



Exhibit "D" to lease dated March 23, 2000 by and
between Dermody Industrial Group, a Nevada Joint
Venture By: DP Operating Partnership, L.P., a
Delaware limited partnership, its Managing Venturer;
By: Dermody Properties, a Nevada Corporation, its
General Partner, and UDS, a Nevada Corporation DBA:
UDS.



--------------------------------------------
Dermody Industrial Group


/s/
--------------------------------------------
UDS

                                  EXHIBIT "F"

                                 SIGN CRITERIA


SECTION I: PURPOSE AND INTENT

         The purpose of Dermody Properties planned sign program is to provide minimum standards to safeguard life, health, property and the public welfare and to provide the means for adequate identification and advertisement of both the existing and future business by regulating and controlling the design, location, and maintenance of all signs.

         The intent of this program is to assure compatibility of proposed signs with existing signs by providing tenants with individual identification while maintaining overall consistency. All existing and proposed signs must comply with the standards set forth in this planned sign program and applicable City codes.

SECTION II: GENERAL SIGN REQUIREMENTS

         1.       Compliance Required

                  No person shall erect, re-erect, construct, enlarge, alter, repair, move, improve, remove, convert, or equip any sign or sign structure, or paint a new wall sign or cause or permit the same to be done, contrary to or in violation of any of the provisions of this planned sign program. Conformance will be strictly enforced and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant.

         2.       Sign Content

                  All signs shall be limited to tenant's trade name and/or logo or logo-type. Wording of signs shall not include the product sold except as part of the tenant's trade name or logo. Registered trademarks may be allowed subject to approval by landlord.

         3.       Administration

                  a. Each tenant shall submit or cause to be submitted to the Landlord for approval prior to fabrication at least 3 copies of detailed sign drawings covering the location, size, layout mounting method, design, color, and materials of the proposed sign or signs.

                  b. After the Landlord has approved the sign drawings, tenant shall submit the plans to the City for approval. If any changes are made in the Landlord approved plans by the Planning Department tenant shall re-submit revised plans to the Landlord for review and approval prior to fabrication and installation.

                  c. All permits and fees for signs and their installation shall be obtained and paid for by the tenant or his representative.

                  d. Tenant shall be fully responsible for their sign and choice of sign contractor. Tenant sign contractor shall be licensed to work in the State of Nevada and the appropriate local jurisdiction and shall carry workers compensation and public liability insurance in the amount of $500,000.00 per occurrence against all damage suffered or done to any person and/or property while engaged in the construction or erection of signs.

                  e. Tenant shall be responsible for the fulfillment of all requirements and specifications of this document and any appropriate City Code.

                  f. All submittals should be addressed to your leasing agent:

                                      Dermody Properties
                                      Post Office Box 7098
                                      Reno, Nevada 89510

         4.       Prohibited Signs

                  The following signs shall not be permitted:

                  a. Signs which incorporate in any manner any flashing, moving or intermittent lighting or ??? emit noise;

                  b. Signs which by color, wording, design, location, or illumination resemble or conflict with any traffic control device or with safe and efficient flow of traffic;

                                 Sign Criteria

                                    Page 2.


                  c. Signs that create a safety hazard by obstructing clear view of pedestrian and vehicular traffic;

                  d. Flags, banners and pennants when used for advertising purposes. National or state flags displayed in an appropriate manner shall not be prohibited;

                  e.       Signs projecting into the public right-of-way;

                  f. Any proposed sign that would adversely affect conforming residential development or conforming tenant signing.

                  g.       Portable signs;

                  h. Signs which project above a parapet or the highest point of a roof.

               5. Proper Maintenance Required

                  All signs, together with all of their supports, braces, guys and anchors, shall be properly maintained with respect to appearance, structural and electrical features. The display surfaces of all signs shall be kept neatly painted or posted at all times. All signs shall be subject to maintenance provisions as follows:

                  a. All signs shall be refinished to remove rust or other corrosion due to the elements and any cracked or broken faces and malfunctioning lamps shall be replaced within thirty (30) days following notification by Landlord.

                  b. Any location where business goods are no longer sold or produced or where services are no longer provided shall have thirty (30) days following move out to remove any remaining or derelict signs or copy therein and restore the mounting surface to a good and satisfactory condition.




Exhibit "F" to lease dated March 23, 2000 by and between
Dermody Industrial Group, a Nevada Joint Venture By:
DP Operating Partnership, L.P., a Delaware limited
partnership, its Managing Venturer; By: Dermody
Properties, a Nevada Corporation, its General
Partner, and UDS, a Nevada Corporation DBA: UDS.



-------------------------------------------
Dermody Industrial Group


/s/
-------------------------------------------
UDS

                                  EXHIBIT "G"
                               MOVE OUT STANDARDS

THIS Move Out Standards (Exhibit "G") is dated for the reference purposes as March 23, 2000, and is made between DP Operating Partnership, L.P., a Delaware limited partnership, ("Landlord"), and UDS, a Nevada corporation DBA: UDS, ("Tenant") to be a part of that certain Standard Industrial Lease (Dermody Properties Standard Industrial Lease Net-Net-Net form) of even date herewith between Landlord and Tenant (the "Lease") concerning a portion of the Property more commonly known as 4910 Longley Lane, Suite 102, Reno, Nevada (the "Premises"). Landlord and Tenant agree that the Lease is hereby modified and supplemented as follows:

At the expiration of this Lease, Tenant shall surrender the Premises in the same condition as they were upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall deliver all keys to Landlord. Before surrendering the Premises, Tenant shall remove all of its Personal Property and trade fixtures and such alterations or additions to the Premises made by Tenant as may be specified for removal thereof. If Tenant fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall become the property of the Landlord.

The Tenant shall surrender the Premises, at the time of the expiration of the Lease, in a condition that shall include, but is not limited to, addressing the following items:


1.       Lights:                                   Office and warehouse light will be fully operational
                                                   with all bulbs functioning.

2.       Dock Levelers & Roll Up Doors:            Should be in good working condition.

3.       Dock Seals:                               Free of tears and broken backboards repaired.

4.       Warehouse Floor:                          Free of stains and swept with no racking bolts and
                                                   other protrusions left in floor. Cracks should be
                                                   repaired with an epoxy or polymer.

5.       Tenant-Installed Equipment & Wiring:      Removed and space turned to original condition when
                                                   originally leased. (Remove air lines, junction boxes,
                                                   conduit, etc.)

6.       Walls:                                    Sheetrock (drywall) damage should be patched and
                                                   fire-taped so that there are no holes in either
                                                   office or warehouse.

7.       Roof:                                     Any tenant-installed equipment must be removed and
                                                   roof penetrations properly repaired by licensed
                                                   roofing contractor. Active leaks must be fixed and
                                                   latest landlord semi-annual maintenance and repairs
                                                   recommendation must have been followed.

8.       Signs:                                    All exterior signs must be removed and holes patched
                                                   and paint touched-up as necessary. All window signs
                                                   should likewise be removed.

9.       Heating & Air Conditioning System:        A written report from a licensed HVAC contractor
                                                   within the last three months stating that all
                                                   evaporative coolers within the warehouse are
                                                   operational and safe and that office HVAC system is
                                                   also in good and safe operating condition.

10.      Overall Cleanliness:                      Clean windows, sanitize bathroom(s), vacuum carpet,
                                                   and remove any and all debris from office and
                                                   warehouse. Remove all pallets and debris from
                                                   exterior of premises.

11.      Upon Completion:                          Contact Dermody Properties (775) 858-8080 to
                                                   coordinate date of turning off power, turning in
                                                   keys, and obtaining final Dermody Properties
                                                   inspection of premises which, in turn, will
                                                   facilitate refund of security deposit.


Exhibit "G" to lease dated March 23, 2000 by and
between Dermody Industrial Group, a Nevada Joint
Venture By: DP Operating Partnership, L.P., a
Delaware limited partnership, its Managing Venturer;
By: Dermody Properties, a Nevada Corporation, its
General Partner, and UDS, a Nevada Corporation DBA:
UDS.


-----------------------------------------------
Demody Industrial Group

/s/
-----------------------------------------------
UDS

                                  EXHIBIT "H"

                                    GUARANTY
                                    (Lease)


         This Guaranty is entered into by Patrick West and Laura West, husband and wife, jointly and severally (collectively, "Guarantor"), for the benefit of Dermody Industrial Group, a Nevada joint venture ("Landlord"), with reference to the following facts:

         A. UDS, a Nevada corporation ("Tenant"), desires to lease from Landlord certain premises located at 4910 Longley Lane, Suite 102, Reno, Nevada.

         B. Guarantor desires and requests that Landlord lease such property to Tenant as Tenant requests and in consideration thereof Guarantor hereby guarantees and agrees as follows:

         1. Guarantor hereby unconditionally guarantees the prompt payment, discharge and performance of all the obligations, duties, liabilities, and undertakings of Tenant under any note, application, financial statement, or other instrument executed by Tenant or entered into between Tenant and Landlord (including, without limiting the foregoing, the Lease between Landlord and Tenant of even date (the "Lease"), together with the full payment of any and all sums of money which are now or may hereafter become due by Tenant to Landlord, whether by acceleration or otherwise. (Such obligations, duties, liabilities, undertakings and indebtedness of Tenant to Landlord are hereafter referred to as the "Obligations"). Capitalized terms not otherwise defined in this Guaranty shall have the meaning ascribed to them in the Lease. Without limiting the foregoing, Tenant's Obligations shall include those under the Extension Term(s), as such term is defined in this Lease.

         2. Landlord may in its absolute discretion and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty, and without further authorization from or notice to Guarantor (even though Tenant's financial condition may have deteriorated since the date hereof), enter into such leases and other agreements with Tenant as Landlord, in its sole discretion, may elect, including renewals, modifications, or extensions of any Obligations and any instrument or agreement evidencing any Obligations; grant extensions of time or other indulgences; take or give up or modify, vary, exchange, renew or abstain from performing or taking advantage of any security; accept or make compositions, or other arrangements; discharge or release any party or parties; realize on any security and otherwise deal with Tenant and other parties, any security; or any leased property as Landlord may deem expedient. Guarantor hereby consents to and waives notice of any substitution, elimination or addition of any lease properly and no such event or the amendment, modification, renewal or termination of any lease or any instrument or agreement evidencing any Obligation shall release or discharge Guarantor from its Obligations hereunder. Guarantor waives any defenses arising out of disability or other defenses of Tenant, by reason of cessation or for any reason whatsoever of the liability of Tenant.

         3. This is a continuing Guaranty and covers all Obligations of Tenant, whether now existing or hereafter arising, and where more than one Tenant, the several Obligations of each as well as their joint Obligations, including those incurred or to be incurred by Tenant under a commitment issued by Landlord up to such time as Landlord shall have received notice in writing by Guarantor at Landlord's address set forth in the Lease of even date herewith, to make no further agreement on the security of this Guarantee. In giving this Guarantee, Guarantor expressly excuses Landlord from any requirement of disclosure by Landlord of any information it may now have or hereafter acquire concerning Tenant's credit, collateral, character or financial condition.

         4. This Guaranty covers any Obligations due or owing from time to time and at any time from Tenant to Landlord, and no payments made by or on behalf of Guarantor to

Landlord shall be held to discharge or diminish the continuing liability of Guarantor hereunder.

         5. All debts and liabilities, present and future of Tenant to Guarantor, or any of them, are hereby postponed to the Obligations of Tenant to Landlord, and all moneys received by Guarantor or its representatives, successors or assigns, shall be received as trustee for Landlord and shall be paid over to Landlord, and Guarantor further agrees, upon any liquidation or distribution of the assets of Tenant, to assign to Landlord upon its request ail claims on account of all such debts and liabilities, to the end that Landlord shall receive all dividends and payments on such debts and liabilities until payment in full of all Obligations of Tenant to Landlord. This Guaranty shall constitute such assignment in the event Guarantor shall fail or refuse to execute and deliver such other or further assignment of such claims as Landlord may request.

         6. Guarantor's Obligations under this Guaranty are joint and several and are independent of Tenant's Obligations. A separate action may be brought against any other guarantors, Tenant, or all, regardless of whether any other guarantor, Tenant, or all are joined in such action.

         7. This Guaranty shall not be affected by Landlord's failure or delay to enforce any of its rights. If Tenant defaults under the Lease, Landlord can proceed immediately against Guarantor, Tenant, or all, any rights it has under the Lease, or pursuant to applicable law. Guarantor hereby irrevocably waives the right to require Landlord to (i) proceed against the Tenant, (ii) proceed against or exhaust any security that Landlord holds from Tenant, or
(iii) pursue any other remedy in Landlord's power. Guarantor further irrevocably waives any defense by reason of the disability of Tenant and any other defense based on the termination of Tenant's liability from any cause.

         8. Guarantor waives the right to participate in any security now or hereafter held by Landlord. Guarantor waives all presentments, demands for performance, notices of default of Tenant under the Obligations, notices of nonperformance, notices of protest and dishonor, and notice of acceptance of this Guaranty and notice of the existence, creation, or incurring of new or additional obligations.

         9.       The liability of Guarantor hereunder shall not be affected by
(i) the release or discharge of Tenant in any receivership, bankruptcy, or other proceeding, (ii) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under this Lease resulting from the operation of any present or future provision of any federal or state bankruptcy or insolvency law or other statute or from the decision of any court, (iii) the rejection or disaffirmance of the Lease in any such proceedings, (iv) the assignment or other Transfer of the Lease by Landlord, (v) the Transfer, including, without limitation, a Permitted Transfer, by Tenant, (vi) any disability or other defense by Tenant, (vii) the cessation from any cause whatsoever of the liability of Tenant, (viii) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law, or (ix) the termination of the Lease.

         10. No assignment, sublease or other Transfer, or Permitted Assignment of Tenant's interest in the Premises or Lease or any portion thereof shall affect, terminate, or release Guarantor's obligations under this Guaranty unless expressly agreed in writing by Landlord.

         11. Guarantor hereby covenants and agrees to deliver such financial statements and estoppel and other certificates and documentation as may be requested by Landlord and its successors for purposes of the sale, financing, refinancing of the Lease, or the Premises or Project.

         12. Where Tenant is a corporation, partnership, limited liability company, or other entity or association or a receiver, trust or other fiduciary, Landlord is not to be concerned to see or inquire into the powers of Tenant or its directors, officers, partners, members, managers, associates or other agents acting or purporting to act on its behalf, Guarantor hereby representing that such powers exist, and agreements entered into with Landlord in the professed exercise of such powers shall be deemed to form part of the obligations guaranteed, even though the incurring of such obligations be in excess of the powers of Tenant or of the directors, partners, officers, members, managers, associates or other agents thereof, or shall be in any way irregular or defective or informal.

         13. Guarantor agrees to pay all reasonable attorneys' fees, costs and expenses which may be incurred by Landlord in the enforcement of this Guaranty or any of the Obligations of Tenant or of Guarantor where Landlord prevails.

         14. This Guaranty shall inure to the benefit of Landlord, its successors and assigns and shall bind the heirs, administrators, executors, successors and assigns of Guarantor, and shall be construed as the joint and several obligations of Guarantor where there is more than one.

         15. This Guaranty shall be construed in accordance with the laws of the State of Nevada. This Guaranty and all of the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Nevada in effect from time to time. The parties hereby agree that all litigation resulting under this Guaranty shall be under the sole and exclusive jurisdiction of the Second Judicial District Court in and for the County of Washoe, State of Nevada, and the parties hereby submit to exclusive jurisdiction, service of process, and venue thereunder.

         16. This Guaranty is in addition to and not exclusive of the guarantee of any other guarantor and of any and all prior guarantees by any Guarantor of obligations of Tenant to Landlord.

         17. This writing is intended by Guarantor as a final, complete and exclusive expression of Guarantor's agreement. No course of dealings, course of performance, or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms. There is no condition to the effectiveness of this Guaranty.

         18. Guarantor hereby jointly and severally represent and warrant to Landlord that Guarantor is aware of and has read the Lease and understand that their obligations as the Guarantor of the Lease may subject their assets to liability.

         19. Each individual executing this Guaranty on behalf of Guarantor individually represents and warrants to Landlord (i) that he or she has the full power and authority to legally bind Guarantor to the terms hereof, and (ii) this Guaranty has been duly authorized by all necessary corporate or other action by Guarantor.

         20. Landlord acknowledges and agrees that, at such time as (1) a Permitted Transfer occurs and (2) Guarantor provides (A) a substitute guaranty from such persons and/or entities other than the transferee or any of its owners or owners thereof with a combined net worth of not less than Seven Million, Five Hundred Thousand Dollars ($7,500,000) in a form acceptable to Landlord in Landlord's sole and absolute discretion (the "Substitute Guaranty"), or (B) an irrevocable letter of credit in an amount not less than the then remaining total unpaid balance of Base Monthly Rent and Additional Rent due under the Lease for the remaining Lease Term (including any unexercised Extension Terms(s)) complying with the following requirements (the "Letter of Credit") and provided that there does not then exist any uncured default under the Lease, Landlord shall execute a release of Guarantor's Obligations hereunder. The Letter of Credit shall (i) be in the amount specified in the immediately preceding sentence, (ii) state that Landlord is the sole beneficiary and that it can be drawn at any time to cure an uncured financial default or otherwise to compensate Landlord for any loss or damage suffered by any uncured default by Tenant, without approval or other interference from Tenant or any other party,
(iii) have an expiration date not earlier than ninety (90) days after the Lease expiration date (including any unexercised Extension Option(s)), (iv) be nominated "irrevocable," (v) provide the place for presentation is Reno, Nevada,
(vi) be transferrable by Landlord, and

(vii) include such other terms as are approved by Landlord in Landlord's reasonable discretion. Until such time as Guarantor provides either the Substitute Guaranty or the Letter of Credit and Landlord executes a written release of Guarantor, and Landlord executes a written release of Guarantor's Obligations, Guarantor's Obligations under this Guaranty shall not be affected. Within ten (10) days of receipt of the Substitute Guaranty or Letter of Credit, Landlord agrees to execute a written release of Guarantor's Obligations hereunder.

Dated:_____________________, 200___          ----------------------------------
                                             Patrick West


Dated:_____________________, 200___          ----------------------------------
                                             Laura West

Witnessed By:

-----------------------------------



                                         Agreed to and Accepted:

                                         Landlord: Dermody Industrial Group, a
                                         Nevada Joint Venture
                                         By: DP Operating Partnership, L.P., a
                                         Delaware Limited Partnership, its
                                         Managing Venturer
                                         By: Dermody Properties, a Nevada
                                         Corporation, its General Partner



Dated:_____________________, 200___      By:-------------------------------
                                         Its:------------------------------



Exhibit "H" to lease dated March 23, 2000 by and
between Dermody Industrial Group, a Nevada Joint
Venture By: DP Operating Partnership, L.P., a
Delaware limited partnership, its Managing Venturer;
By: Dermody Properties, a Nevada Corporation, its
General Partner, and UDS, a Nevada Corporation DBA:
UDS.


------------------------------------
Dermody Industrial Group


------------------------------------
UDS